Exhibit 99.1

Investor Presentation Fourth Quarter 2016

Forward Looking Statements Statements included in this communication which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “will,” “anticipate,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “may,” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward looking statements. South State Corporation (“SSB”) cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: the possibility that the anticipated benefits of the transaction (between SSB and SBFC) are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where SSB and SBFC do business; including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; SSB’s ability to complete the integration of SBFC successfully; credit risk associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; interest risk involving the effect of a change in interest rates on both the bank’s earnings and the market value of the portfolio equity; liquidity risk affecting the bank’s ability to meet its obligations when they come due; price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; transaction risk arising from problems with service or product delivery; compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; strategic risk resulting from adverse business decisions or improper implementation of business decisions; reputation risk that adversely affects earnings or capital arising from negative public opinion; terrorist activities risk that results in loss of consumer confidence and economic disruptions; cybersecurity risk related to SSB’s dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; economic downturn risk resulting changes in the credit markets, greater than expected noninterest expenses, excessive loan losses and other factors and the implementation of federal spending cuts currently scheduled to go into effect; and other factors that may affect future results of SSB. Additional factors that could cause results to differ materially from those described above can be found in SSB’s Annual Report on Form 10-K for the year ended December 31, 2015 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended September 30, 2016, June 30, 2016 and March 31, 2016, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of SSB’s website, http://www.southstatebank.com, under the heading “SEC Filings” and in other documents SSB files with the SEC, and in SBFC’s Annual Report on Form 10-K for the year ended December 31, 2015 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended September 30, 2016, June 30, 2016 and March 31, 2016, each of which is on file with the SEC and in other documents SBFC files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. SSB does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 2

South State Corporation: SSB •Roanoke •Raleigh $ SOUTH STATE CORPORATION 3 Murfreesboro •

Market Performance Since 2009 400.0 357% 350.0 316% 300.0 245% 250.0 200.0 173% 150.0 100.0 50.0 0.0 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 SSB Total Return SSB SNL Southeast U.S. Bank KRX 4See endnotes (1)

How We Operate the Company Leadership $ SOUTH STATE CORPORATION 5

4th Quarter 2016 Highlights  Net Income $24.2 million      $1.00 per diluted share Return on Average Assets 1.08% Return on Average Tangible Equity 13.42% Adjusted* Net Income $28.0 million        $1.15 per diluted share Return on Average Assets 1.26% Return on Average Tangible Equity 15.44%  Cash dividend of $0.33 per common share 6See endnotes (2)

4th Quarter 2016 Highlights  Net Loan Growth – 9% Annualized  Non-Acquired Loan Growth of $233 million, 19% annualized  Outpaced Acquired run-off by $153.9 million  Non-Interest Bearing DDA Growth  Increased $23 million to $2.2 billion  Asset Quality    NPA’s/ Assets Non-Acquired Net Charge-offs 0.43% 0.05% 7

Net Interest Margin $85.0 5.00% $80.0 $75.0 $70.0 4.50% 4.32% $65.0 $60.0 4.00% $55.0 $50.0 3.50% $45.0 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Net Interest Margin Net Interest Income In Millions 8 $81.4$81.6$81.4$81.2$80.6 4.37% 4.27% 4.18% 4.09%

Average Interest Earning Assets Inv estment Securities 964 963 (1) Loans - NonAcquired 4,904 5,1 02 1 98 Loans Held for Sale 41 51 1 0 9Quarterly Averages T otal Interest Earning Assets $ 7,823 $ 7,927 $ 1 04 T otal Loans $ 6,464 $ 6,582 $ 1 1 8 Loans - Acquired 1 ,560 1 ,480 (80) Assets 9/30/201 6 1 2/31 /201 6 Net Change Short-T erm Inv estments $ 354 $ 331 $ (23)

4th Quarter 2016 Highlights Mortgage Banking 6.2 4.4 (1 .8) Acquired Loan Recov eries 2.2 1 .3 (0.9) 10 Other Income T otal Non Interest Income 1 .21 .40.2 $35.3$32.8$(2.5) Wealth Management4.95.20.3 Non Interest Income9/30/201 61 2/31 /201 6Net Change Fees on Deposit Accounts$20.8$20.5$(0.3)

Branch Network 11See endnotes (3) Total branches 12/31/2009 48 Acquired 147 Consolidated or sold (66) Total pro forma branches 12/31/2016 129 Average deposits per branch (in millions) Pro-forma for branch consolidations and sales 6/30/2009 $46 6/30/2016 68

Efficiency Ratio 68.0% 65.0% 61.7% 62.0% 59.0% 56.0% 53.0% 50.0% 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Efficiency Ratio Adjusted Efficiency Ratio 12See endnotes (4) 65.8% 64.2%64.1%64.5% 61.6% 62.3% 62.7% 63.2% 60.8%

Earnings Per Diluted Share $5.00 $4.18 $4.11 $4.00 $3.00 $2.00 $1.00 $-2012 2013 2014 2015 2016 EPS Adjusted EPS (Non - GAAP) 13See endnotes (5) $4.55 $4.31 $3.75 $3.16$3.08 $2.49$2.38 $2.03

Capital Adequacy 15.0% 13.2% 13.0% 12.4% 11.7% 11.8% 12.0% 11.3% 9.9% 9.2% 8.9% 8.9% 9.0% 6.0% 3.0% 0.0% Tangible Common Equity/Assets Leverage Ratio CET 1 Ratio Tier 1 Capital Ratio Total Risk-Based Capital Ratio South State Corporation (12/31/2016) (estimates) KRX Median (9/30/2016) 14See endnotes (6)

Asset Quality 3.00% 2.50% 5.00% 2.68% 4.13% 4.00% 1.70% 2.00% 1.50% 1.00% 0.50% 0.00% 2.50% 3.00% 2.00% 1.36% 0.74% 0.63% 1.02% 0.63% 0.43% 0.38% 0.29% 1.00% 0.00% 2011 2012 2013 2014 2015 2016 2011 2012 2013 2014 2015 2016 1.12% 300% 1.20% 250.7% 250% 200% 150% 100% 50% 0% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% 181.8% 0.73% 121.1% 81.2% 0.41% 71.5% 64.2% 0.16% 0.09% 0.06% 2011 2012 2013 2014 2015 2016 2011 2012 2013 2014 2015 2016 15See endnotes (7) NCOs / Average Loans ALLL / NPLs NPAs / Assets NPLs / Loans

Common Stock Dividends $1.21 $ 1.25 $0.98 1.00 $0.82 $0.74 $0.69 $0.68 0.75 0.50 0.25 0.00 2011 2012 2013 2014 2015 2016 Dividend per Common Share 16See endnotes (8)

Tangible Book Value + Cumulative Dividends 15 YEAR RETURN 283% $ 50.00 Dividends $42.33 40.00 $28.56 30.00 20.00 10.00 0.00 20012002200320042005200620072008 20092010 2011 2012 2013 2014 2015 2016 17 SeCruiems3ulative SeTrBieVs2 $37.78 $17.74 $11.04

Loan Portfolio Mix 2016 Net loan growth 9% $6,684 $ 7,000 $6,008 $5,698 $5,723 $1,443 6,000 $1,787 5,000 $2,255 $2,833 $3,631 4,000 $1,060 3,000 $5,241 $4,221 2,000 $3,468 $2,865 $2,571 1,000 0 2012 2013 2014 Non Acquired 2015 Acquired 2016 In Millions 18See endnotes (9)

Total Loans by Type Other income producing property 4.4% Other 0.2% Linked Quarter Net Growth Annualized Cons non RE 8% Const/ land dev 9.4%  Comml Nonowner Occ 39% Comml nonowner occupied 12.9%  C & I 31 C&I Total Loans $6,684 Comml owner occupied 19.4% Consumer owner occupied 26% Home equity 9.2% 19In millions

CRE Concentration Capacity See endnotes (10) 20Dollars in billions December 31, 2016 Regulatory Guideline Remaining Balance % of RBC Balance % of RBC CRE $1.5 171% $2.5 300% $1.0 Construction Land & Development $0.6 73% $0.8 100% $0.2

Total Loans by Market Linked Quarter Net Growth Other 8% Coastal 12%  Greenville 15% Greenville 18% Charleston 19%   Georgia 11  Charlotte 11 Georgia 13% Charlotte 14%  Central SC 11 Inland SC 16% 21Linked quarter net growth is annualized

Wealth Management Assets Under Management or Care in millions Wealth Management Noninterest Income in thousands 2012 2013 2014 2015 2016 2012 2013 2014 2015 2016 $3,406 $3,828 $18,344 $3,940 $20,117 $4,171 $19,764      800+ Relationships 20,000+ Retail investment accounts 80+ Team members 22See endnotes (11) $6,360 $12,661 $1,620

Mortgage Banking Mortgage Production in millions Mortgage Banking Noninterest Income in thousands 2012 2013 2014 2015 2016 2012 2013 2014 2015 2016 $2,198 $1,668 $16,170 $21,761 $20,547 Solid Foundation        Mortgage Market Share - #3 in South Carolina Retail Mortgage: 73 originators (11 new in 2016) New online mortgage application process Servicing Portfolio: $2.7 Billion 23See endnotes (12) $12,545 $9,149 $1,195 $1,379 $1,404

Appendix

Another Piece of the Puzzle NORTH CAROLINA Raleigh Charlotte Greenville SOUTH CAROLINA Columbia Wilmington Atlanta Aiken Myrtle Beach Augusta Charleston GEORGIA Savannah 25 SSB Branch SBFC Branch Existing Markets New Market

A Stronghold in the Augusta Market Augusta –Richmond County, GA-SC MSA Augusta MSA Deposit Market Share Bank Branches GB&T SB&T Total 9 3 12 SBFC Highlights Assets: Loans: Deposits: # Customers: $1.8 billion 1.1 1.5 48,000 • • • • 2nd largest MSA in Georgia Strong core funding Closely held institution with deep local ties #1 community bank in Augusta by deposits 26 See endnotes (13) Deposit s Market Rank I nstitution ($mm) Share Branches 1 Wells Fargo & Co. $1,617 20.4% 20 3 Bank of America Corp. 813 10.3 9 4 SunTrust Banks I nc. 712 9.0 8 5 Security Federal Corp. 603 7.6 11 6 Regions Financial Corp. 523 6.6 15 7 First Citizens BancShares I nc. 506 6.4 13 8 State Bank Financial Corp. 433 5.5 7 9 Queensborough Co. 359 4.5 10 10 Synovus Financial Corp. 172 2.2 2 2 SBFC 1,541 19.5 12

Transaction Overview

Pro Forma* Highlights	
Assets	$ 10.7 Billion
Loans	7.8
Deposits	9.3
Loans / Deposits	84 %
Branches	129

*4Q16 Pro Forma, excluding purchase accounting adjustments

Financial Impact

Low single-digit EPS accretion

~1% TBV dilution

<3 years estimated TBV earnback

Assumptions

- Overall credit mark of $28 million
- Cost savings ~ 35%
  - 75% realized in 2017
- Assumes one-time after-tax merger related expenses ~$28 million
- Includes full Durbin impact – 2H 2018
- Core Deposit Intangible ~1.5%

27 SOUTH STATE CORPORATION

Loan Portfolio Mix - 4Q 2016 $5,241 $1,443 4% 10% 8% 9% $6,684 9% 100% 11% 13% 14% 80% 19% 22% 60% 15% 16% 55% 40% 36% 31% 20% 14% 8% 6% 0% Non Acquired Acquired Total 28In millions

Loan Portfolio Mix Trends $3,631 $5,698 $5,723 $6,008 $6,684 100% 8% 11% 8% 10% 8% 10% 9% 11% 13% 14% 80% 20% 20% 20% 19% 27% 60% 14% 14% 14% 15% 18% 40% 38% 39% 38% 36% 20% 26% 10% 9% 9% 8% 4% 0% 2012 2013 2014 2015 2016 29In millions

Pre and Post Crisis Loan Mix Consumer Owner Occupied Commercial Owner Occupied Commercial Income Producing Commercial Non-Real Estate 22.3% 18.3 14.3 10.9 35.2% 19.1 13.0 10.5 9.4% Consumer Non-Real Estate Other Income Producing Loans in Transit/ Misc. 4.0 7.1 7.1 4.3 1.4 30 Construction23.1%8.06.3 Land15.13.1 12/31/200812/31/2016

Stratification of Loan Portfolio 100% 70,000 60,000 80 50,000 60 40,000 30,000 40 20,000 20 10,000 0 - 12/31/2010 12/31/2016 < $100m $100m - $499m $500m - $999m $1M+ # of Active Notes 31 62,357 Avg Size (in thousands) All Loans $107 Commercial 275 Mortgage 192 Consumer 31

Transaction Deposit Mix Account Balance in Millions Number of Accounts 110,196 accounts Interest Bearing 30% Interest Bearing $1,782 Non-Interest Bearing 70% Non-Interest Bearing $2,199 254,870 accounts 32See endnotes (14) Online Banking~ 196,000 users Mobile App users~ 105,000 users (10% increase year over year) Mobile Deposits (monthly)~44,000 transactions (73% increase year over year)

Investment Portfolio Mix State & Municipal-HTM 1% U.S. State & Municipal AFS 10% SBA 8% 9% Total Carrying Value $1.0 Billion Agency Mortgage-Backed Securities 72% 33See endnotes (15) Bank Fixed Income Portfolio (AFS & HTM) Tax Equivalent Yield 2.46% Weighted Average Life 3.94 years Modified Duration 3.60 years

Revenue Diversification Other 10% 23% 24% 26% 26% 28% 30% Trust Investment Services 14% 2016 YTD Fee Income $136 Million Deposit Accounts 61% 76% 77% 74% 74% 72% Mortgage Banking 15% 70% 2011 2012 2013 2014 2015 2016 Net Interest Income Noninterest Income 34See endnotes (16)

M&A History and Asset Growth Peoples Bancorporation $546 MM Apr-2012 Bank of America Branch Acquisition $438 MM Aug-2015 Community Bank & Trust $1.0 Bn Jan-2010 Savannah Bancorp, Inc $950 MM Dec-2012 2010 2011 2012 2013 2014 2015 2016 2017 $5.1 $3.6 $3.9 $7.9 $7.8 $8.6 $10.7 $8.9 ASSETS: in Billions (Estimates) Habersham First Financial Holdings, Inc. $3.2 Bn Jul-2013 Southeastern Bank Financial Corp. $1.8 Bn Jan-2017 BankMeridian $234 MM Jul-2011 35 Ba $360 Feb-nk MM 2011

Market Share Pro Forma Market Share (county) #1 to #5 - G reater than #5 $ See endnotes (17) SOUTH STATE CORPORATION 36

SSB Footprint Market Share 37See endnotes (17) 1 Wells Fargo 21.1% 2 Bank of America 14.7 3 BB&T 11.2 4 South State Bank 7.1 5 SunTrust 6.0 5 First Citizens 6.0 7 Synovus 3.6 8 TD Bank 3.1 9 Regions 2.0 10 United Community 1.9 Total$124 Billion100%

Mortgage Market Share 38See endnotes (18) Georgia 1 Wells Fargo 8.2% 2 Quicken Loans 5.2 3 SunTrust 3.9 4 Fidelity Bank 3.4 5 Bank of America 2.6 64 South State Bank 0.4 North Carolina 1 Wells Fargo 8.9% 2 State Employees’ CU 5.8 3 BB&T 5.0 4 Quicken Loans 4.8 5 Movement Mortgage 3.6 52 South State Bank 0.4 South Carolina 1 Wells Fargo 8.2% 2 Quicken Loans 5.0 3 South State Bank 4.3 4 BB&T 3.4 5 Bank of America 3.3

Migration Trends by State Highest rates of net migration per 1,000 residents Florida 16.5 North Dakota .7 Nevada Colorado South Carolina 39See endnotes (19) 15 13.0 12.5 10.8

Demographic Highlights MSA Population Growth Projected Change 2017-2022 Myrtle Beach Charleston Hilton Head Charlotte Savannah Wilmington Greenville Columbia Augusta US 9.80% 8.66% 8.66% 7.16% 7.10% 7.06% 6.10% 5.68% 4.57% 3.77% State Population Growth Projected Change 2017-2022 SC 5.75% Ranks #8 GA 5.17% Ranks #11 NC 5.00% Ranks #14 US 40See endnotes (20) 3.77%

Economic Highlights NORTH CAROLINA Raleigh Charlotte Greenville SOUTH CAROLINA Columbia Gainesville Wilmington Atlanta Athens Myrtle Beach Population Growth Projected Change 2017-2022 Augusta 5.77% Charleston Hilton Head GEORGIA 3.77% Savannah 41

Unemployment Rates 14% 12 10 8 6 5.4% 5.1 4.7 4.3 4 2 0 National North Carolina South Carolina Georgia 42See endnotes (21)

Average Household Income Average HHI$ D32,187-4o,ooo D40,001 - 5o,ooo D5o,oo1 - 6o,ooo D6o,oo1 - 7o,ooo D8o,oo1 -8o,ooo - 80,001-120,205 $ See endnotes (22) SOUTH STATE CORPORATION 43

Analyst Coverage 44 Brean Capital FIG Partners Keefe, Bruyette & Woods NAB Research LLC Piper Jaffray Sandler O’Neill Stephens SunTrust Robinson Humphrey

Endnotes

1. Source: SNL Financial. SNL Southeast U.S. Bank index includes all major exchange traded banks headquartered in AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV. The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small cap banking institutions in the U.S. and is calculated using an equal-weighted method. Total return includes reinvestment of dividends. Price performance shown from 12/31/2009 through 12/31/2016.
2. Adjusted is a Non-GAAP financial measure where the metric excludes the impact of branch consolidation & merger related expenses
3. FDIC deposits as of 6/30/2009 and 6/30/2016. Includes Southeastern Bank Financial Corporation branches.
4. Efficiency ratio = NIE / Net Int Inc + Non Int Inc less securities gain/(loss).
   Adjusted efficiency ratio = same as above except excludes one-time items from NIE.
5. Adjusted EPS is a Non-GAAP financial measure that excludes one-time items.
6. Source: SNL Financial and Company filings. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. SSB credit quality ratios exclude acquired loans.
7. NPLs / Loans = Non-acquired & Acquired non-credit impaired NPLs / Total Loans. NPAs / Assets = Non-acquired & Acquired non-credit impaired NPLs, all OREO & OAO / Total Assets. ALLL / NPLs include Non-acquired only. NCOs / Average Loans include Non-acquired only.
8. Dividend paid for 159 consecutive quarters since 1976. Prior to 1976, dividends were paid semi-annually. 1Q 2017 dividend declared 1/26/2017, with a record date of 2/17/2017, and payable 2/24/2017.
9. Acquired loans are net of purchase accounting adjustments.
10. Concentration limits calculated with bank level RBC.
11. Relationships include our respective divisions: Trust Asset Management, Minis & Company, American Pensions.
12. Source: SNL Financial, 2015 HMDA operating company market share.
13. Source: SNL Financial. Deposit data as of 6/30/2016; financial data as of or for the three months ended 12/31/2016.
14. Includes DDA's, NOW's, IOLTA's, and 1031 exchange deposits.
15. Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include : FHLB stock, Corporate stocks held at BHC of banks, or investment in unconsolidated subsidiaries.
16. Total Income= Net Interest Income + Noninterest Income excluding negative accretion of indemnification asset and securities gains (losses). Fees generated from services provided by SSB.
17. Source: SNL pro-forma deposit data as of June 30, 2016
18. Source: SNL Financial 2015 HMDA operating company market share.
19. Source: U.S. Census Bureau as reported by The Wall Street Journal. Net migration is net domestic migration plus net international migration. The net migration rate expresses net migration during a specified time period as a proportion of an area's population at the midpoint of the time period. Rates are expressed per 1,000 population.
20. Source: SNL Financial
21. Source: U.S. Department of Labor seasonally adjusted unemployment rate
22. Source: SNL, Projected 2017

45 SOUTH STATE CORPORATION

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer James C. Mabry IV Executive Vice President Investor Relations and Mergers & Acquisitions 46 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.southstatebank.com

South State Corporation Charlotte Greenville Gainesville Athens Atlanta Augusta Aiken Columbia NORTH CAROLINA SOUTH CAROLINA GEORGIA Wilmington Myrtle Beach Georgetown Charleston Hilton Head Island Savannah